bluebird bio Company Presentation June 2023 NASDAQ: BLUE EXHIBIT 99.1

CONFIDENTIAL These slides and the accompanying oral presentation contain forward-looking statements and information. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify forward- looking statements. For example, all statements we make regarding our expectations regarding our programs and therapies, including but not limited to the timing or likelihood of regulatory filings, acceptance and approvals; our commercialization plans, including expansion of our QTC network; the ability of the Zynteglo to enable a seamless transition to commercializing lovo-cel; and the addressable markets for approved products and product candidates as well as statements relating to our finances and cash runway are forward looking. All forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. These statements are also subject to a number of material risks and uncertainties that are described in our most recent quarterly report on Form 10-Q, as well as our subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. forward-looking statements 2

CONFIDENTIAL 3 TO GIVE PATIENTS AND THEIR FAMILIES MORE BLUEBIRD DAYS

Demonstrating gene therapy expertise

Clinical Leadership

180+ patients treated with bluebird therapies across 8 clinical trials

Over 10+ years of gene therapy research

Regulatory Success

Industry leader with **2 FDA approved gene therapies** and **3rd BLA submitted** to the FDA

Established track record for LVV technology, **with 5 regulatory submissions**

Commercial Impact

2 ongoing US launches, all with wholly-owned global rights

~22,000 patients potentially addressable with our 3 programs in the U.S.[1]

[1] Hassell KL. Population estimates of sickle cell disease in the U.S. Am J Prev Med. 2010;38(4 Suppl):S512 521; Jul '21 bbb analysis of Komodo patient-level claims data (Apr '20 – Mar '21), IQVIA patient-level claims data (Aug '18 – Jul '19); Hulihan, Mary M., et al. State-based surveillance for selected hemoglobinopathies. Genetics in Medicine 17.2 (2015): 125-130.; Bezman L, et al. Adrenoleukodystrophy: Incidence, new mutation rate, and results of extended family screening. Ann Neurol. 2001;49:512–517; Moser HW, Mahmood A, Raymond GV. X-linked adrenoleukodystrophy. Nature Clin Pract Neurol. 2007;3(3):140-51

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Three established gene therapy programs

	ZYNTEGLO® for beta-thalassemia	SKYSONA® for cerebral adrenoleukodystrophy	lovo-cel for sickle cell disease
Regulatory	FDA approved on August 17, 2022	FDA approved on September 16, 2022	BLA submitted April 2023
Clinical	• **63 patients treated** across all clinical trials • **8 years of follow-up** (n = 3) • In Phase 3 studies (n=41) – **90% of patients achieved transfusion independence** • Safety profile **generally consistent** with that seen with cell collection and myeloablative conditioning	• **67 patients treated** across all clinical trials • **Accelerated approval** based on post-hoc analysis of 11 patients; estimated **72% likelihood of major functional disability free survival** at 24 months • Four boys treated in clinical trials developed hematologic malignancy; **label** includes boxed warning	• **50 patients treated** across all clinical trials • 6 patients with **≥ 6 years of follow up** • In pivotal cohort (HGB-206 Group C, n=32), **96% experienced complete resolution of severe VOEs** through 24 months of follow-up • Safety profile **generally consistent** with that seen with cell collection, myeloablative conditioning and SCD
Commercial	• **1,300–1,500 potentially eligible patients** • **7 patient starts** since launch* • **13 QTCs activated***; on track to scale to **40–50 QTCs** by the end of 2023	• **40 potentially eligible patients** • **3 patient starts** since launch*; anticipate 5–10 patient starts in 2023 • **3 QTCs activated***; 2 additional QTCs on the West Coast anticipated in 2023	• **~20,000 potentially eligible patients** • Commercial launch expected in **early 2024**

*As of May 9, 2023; Patient starts is defined as a cell collection (apheresis); Activated QTC defined as Qualified Treatment Center with a signed MSA

Momentum building with near-term commercial launches; opportunity to deliver significant value for patients and shareholders


Patients potentially eligible for SKYSONA® for Cerebral adrenoleukodystrophy
40
Patients potentially eligible for ZYNTEGLO® for beta-thalassemia
1,300-1,500
Patients living with Severe Sickle Cell Disease
~20,000
FUTURE GROWTH
NUMBER OF PATIENTS
COMMERCIAL OPPORTUNITY

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Inherited hemoglobin disorders

CONFIDENTIAL Launching now 8

CONFIDENTIAL ZYNTEGLO commercial launch off to a strong start 9 Access & ReimbursementPatient Interest QTC Network Launch built on three key pillars ZYNTEGLO ®

CONFIDENTIAL Fit-for-purpose Qualified Treatment Center (QTC) network being activated in waves 10 QTC: Qualified Treatment Center • Anticipated expansion to ~40-50 QTCs by YE 2023 to maximize opportunity for ZYNTEGLO and in anticipation of lovo-cel launch QTC growth aligned with demand Targeted QTC selection • Focused on high prevalence states • Centers actively treating beta- thalassemia today • Deep experience with commercial cell and gene therapies Number of TDT Patients (based on claims data) Activated QTC *Graphic is illustrative and subject to change as final QTC network is determined; Activated QTC defined as Qualified Treatment Center with a signed MSA; Activated QTCs as of May 9, 2023

Confident in timely, quality access and reimbursement with upfront payment at $2.8M price

PRICE TIED TO RECOGNIZED VALUE

Beta-thalassemia requiring regular RBC transfusions is associated with:

- $6.4 million average lifetime medical care cost per patient[1]
- 23X higher average total health care cost per patient per year vs. general population[2]
- Blood transfusions every 2-5 weeks for life[3]

SIMPLE AND INNOVATIVE PAYMENT STRATEGY

bluebird is offering payers:

- One-time upfront payment
- Outcomes-based agreement with up to 80% rebate if patient does not reach transfusion independence within 2 years
- Clinically-relevant outcome, easily tracked in claims data

ENCOURAGING PAYER INTERACTIONS

All target payers have responded favorably to approach:

- Estimated 70-75% of patients with beta-thalassemia have commercial insurance
- Engaging with state Medicaid agencies representing ~80% of publicly-insured beta-thalassemia patients

[1] Date on file [2] Weiss et al. 2019 [3] TIF Guidelines

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CONFIDENTIAL Early indications show value of ZYNTEGLO is recognized 12 S IMP LE A N D IN N OVATIVE PAY MEN T STRATEGY EN COU RAG IN G PAY ER IN TERAC TIONS P RI CE T I ED TO RECOG N IZ ED VA LU E Beta-thalassemia requiring regular RBC transfusions is associated with: • $6.4 million average lifetime medical care cost per patient1 • 23X higher average total health care cost per patient per year vs. general population2 • Blood transfusions every 2-5 weeks for life3 bluebird is offering payers: • One-time upfront payment • Outcomes-based agreement with up to 80% rebate if patient does not reach transfusion independence within 2 years • Clinically-relevant outcome, easily tracked in claims data All target payers have responded favorably to approach: • 70-75% of patients with beta- thalassemia have commercial insurance • Engaging with state Medicaid agencies representing ~80% of publicly-insured beta- thalassemia patients atients are achieving access >190M lives covered by a favorable coverage policy 2 eeks on average for prior authorization approvals for drug product ZERO ultimate denials to date

CONFIDENTIAL ZYNTEGLO® manufacturing allows for flexible scheduling and is designed to deliver high quality drug product 13 Apheresis and Cell Collection Drug Product Manufacturing and Testing Drug Product Ready to Ship Infusion and Recovery 70-90 Days Occurs at QTC Occurs at CMO Bulk of time spent on release testing to deliver high quality drug product QTC: Qualified Treatment Center; CMO: Contract Manufacturing Organization

CONFIDENTIAL ZYNTEGLO expected to enable seamless transition to commercializing lovo-cel for sickle cell disease 14 ZYNTEGLO ® Access & ReimbursementPatient Interest QTC Network Established confidence with payers Same treating physicians Same QTC network LOVO-CEL

Opportunity to address a critical unmet need for >20,000 individuals living with severe sickle cell disease in the US



LARGE PATIENT POPULATION

- 1 in 365 Black or African American babies is born with sickle cell disease[1]
- **>20,000 SCD patients** in the US may be addressed by gene therapy[2]

SIGNIFICANT UNMET NEED

- VOEs are the hallmark of SCD, but the disease is more than just pain
- 1 in 4 patients have a stroke by age 45[3]
- Widespread risk of organ damage or organ failure[3]
- 75% report difficulty completing daily tasks[4]

MEANINGFUL OPPORTUNITY

- Patients average $4.0 million in direct medical costs, despite a median age of death of only 45[5]
- Approximately 65% report giving up a job due to SCD[4]
- Estimates of foregone income over a lifetime up to $1.3 million[6]
- Nearly 1/3 report experiencing discrimination in a healthcare setting[7]

[1] CDC [2] Data on file[3] Mortality Rates and Age at Death from Sickle Cell Disease: U.S., 1979–2005 [3] Kato GJ, Piel FB, Reid CD, et al. Sickle cell disease. Nat Rev Dis Primers. 2018;4:18010. [4] Holdford et al 2021 [5] Gallagher ME et al, J Med Econ. 2022 Jan-Dec [6] Graf 2022 [7] Harvard Chan, RWJF Poll 2017

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CONFIDENTIAL lovo-cel BLA submitted in April 2023 BLA includes: HGB-206 Group C as primary basis of effectiveness 36 patients with a median 32 months of follow- up and 2 patients in the HGB-210 study with 18 months of follow-up Pivotal study HGB-206; largest gene therapy study in SCD to date with clinically meaningful primary endpoint Safety data from 50 patients treated across the entire lovo-cel program with six patients with > six years of follow-up Anticipate BLA acceptance in Q2 2023 Most robust and longest follow up of any gene therapy program for SCD 16 BLA: Biologics License Application

CONFIDENTIAL Planned 2023 network expansion ensures QTCs are in place and ready to treat appropriate SCD patients upon FDA approval of lovo-cel 17 *Graphic is illustrative and subject to change as final QTC network is determined; Activated QTC defined as Qualified Treatment Center with a signed MSA; Activated QTCs as of May 9, 2023 Number of TDT Patients (based on claims data) Activated QTC for ZYNTEGLO Number of SCD patients (based on claims data) Significant synergies in QTC network at launch: • Expansion to ~40-50 QTCs by YE 2023 maximizes opportunity to rapidly reach patients • Established contract allows for simplified activation process • Estimated 65% of SCD patients within 50 miles of a planned QTC; (95% within 200 miles); anticipate continued expansion in 2024

SKYSONA®

Launching now

skysona™
(elivaldogene autotemcel)

- First commercial infusion has been completed; in total cell collection completed for three patients for SKYSONA
- Three activated QTCs
- Zero ultimate denials to date; payers recognize value and urgency to treat
- Anticipate 5-10 patient starts in 2023

Early, active cerebral adrenoleukodystrophy refers to asymptomatic or mildly symptomatic (neurologic function score, NFS ≤ 1) boys who have gadolinium enhancement on brain magnetic resonance imaging (MRI) and Loes scores of 0.5-9. SKYSONA was granted accelerated approval based on 24-month Major Functional Disability (MFD)-free survival observed in clinical studies. Continued approval for this indication may be contingent upon verification and description of clinical benefit in a confirmatory trial(s).*Real patients pictured, but they have not used our therapies. QTC: Qualified Treatment Center

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Closing

CONFIDENTIAL Strong financial position – cash burn and runway horizon 21 C A SH & C A SH E Q U IV A LE N TS Current cash runway into Q4 20242 Continuing to strengthen balance sheet beyond Q4 2024 1. Cash balance contains $45m in restricted cash.; 2. Without the release of our restricted cash, we estimate our cash, cash equivalents and marketable securities as of March 31, 2023 will be sufficient to fund our operations into the second quarter of 2024. Cash Runway is calculated using the cash balance / net burn rate (cash from revenue less cash paid for expenses). Proving our commercial model Delivering significant value for patients and shareholders Evaluating additional opportunities to extend cash runway $364 million cash, cash equivalents & marketable securities as of March 31, 20231 Product revenue from two approved therapies -- ZYNTEGLO and SKYSONA; anticipated revenue from lovo-cel, if approved

CONFIDENTIAL First to market gene therapy for inherited hemoglobin disorders in the U.S. Proving our commercial model Significant value driver o Anticipate BLA acceptance in Q2 2023 o Commercial launch expected early 2024 o First commercial revenue expected in Q2 2023 o Continued launch expansion throughout 2023 o 40-50 QTCs by end of 2023 o Anticipate 5-10 patient starts in 2023 o Continued launch expansion throughout 2023 SKYSONA® for cerebral adrenoleukodystrophy ZYNTEGLO® for beta-thalassemia lovo-cel for sickle cell disease Upcoming milestones 22

CONFIDENTIAL bluebird bio: Setting the standard and proving the gene therapy commercial model 23 Demonstrating gene therapy expertise across clinical, regulatory and commercial Momentum building with near-term commercial launches Opportunity to deliver significant value for patients and shareholders

CONFIDENTIAL ZYNTEGLO® approval is underscored by impressive clinical study data 25 **After a planned orthopedic surgery, the patient had blood loss, which required 1 packed red blood cell transfusion Data as of July 2022 • 90% of patients achieved transfusion independence (TI) and normal or near-normal hemoglobin levels • All patients who achieved TI remained transfusion free as of last follow-up • Durable results with longest follow-up out to 5 years • Results were consistent across ages and genotypes • Majority of AEs and SAEs were consistent with myeloablative conditioning In Phase 3 studies presented at ASH 2022: Ag e at C on se nt (y ea rs ) 12 Months Before DP Infusion Months After DP Infusion Transfusion status of patients in Phase 3 studiesZYNTEGLO® treatment Transfusion Independent N=37 lovo-cel: most advanced sickle cell disease gene therapy development program in the industry


24 months before informed consent
Post lovo-cel Infusion
Total events over 24 months before informed consent
27 26 21 19 18 14 12 11 10 8 7 7 7 7 7 6 6 6 6 5 5 5 5 5 4 4 4 4 4 4 2 1
Total events post lovo-cel infusion
0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 1 0 0 0 0 0 0
-M24
-M12
0
M6
M12
M18
M24
HbA^{T87Q} expression stabilizes by M6

Annualized severe VOE rate, median (min – max)

3.0 (0.5 – 13.5)	0.0 (0.0 – 0.5)

N=32
◆ Severe VOE
* Death

Data as of Aug 11, 2022

Update on Pivotal Cohort (HGB 206 Group C) Presented at ASH 2022

- **96%** experienced complete resolution of severe VOEs through 24 months of follow-up (ASH 2022)
- As of August 2022, 50 patients had been treated with lovo-cel, with up to **7 years** of follow-up (median: 37.7 months)*
- **Safety data remained consistent** with the known side effects of autologous hematopoietic stem cell collection, myeloablative single-agent busulfan conditioning and underlying SCD
- As previously reported, patient with significant baseline SCD-related cardiopulmonary disease died >18 months post-infusion (considered unlikely to be related to lovo-cel).
- Updated data cut, including long-term follow-up submitted in BLA package

*50 patients treated includes patients from HGB-205, HGB-206 Group A, Group B and Group C and HGB-210

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The approval of SKYSONA® was based on data from bluebird bio's Phase 2/3 study ALD-102 and Phase 3 study ALD-104


The NEW ENGLAND JOURNAL of MEDICINE

October 4, 2017

ORIGINAL ARTICLE

Hematopoietic Stem-Cell Gene Therapy for Cerebral Adrenoleukodystrophy

Florian Eichler, M.D., Christine Duncan, M.D., Patricia L. Musolino, M.D., Ph.D., Paul J. Orchard, M.D., Satiro De Oliveira, M.D., Adrian J. Thrasher, M.D., Myriam Armant, Ph.D., Colleen Dansereau, M.S.N., R.N., Troy C. Lund, M.D., Weston P. Miller, M.D., Gerald V. Raymond, M.D., Raman Sankar, M.D., Ami J. Shah, M.D., Caroline Sevin, M.D., Ph.D., H. Bobby Gaspar, M.D., Paul Gissen, M.D., Hernan Amartino, M.D., Drago Bratkovic, M.D., Nicholas J.C. Smith, M.D., Asif M. Paker, M.D., Esther Shamir, M.P.H., Tara O'Meara, B.S., David Davidson, M.D., Patrick Aubourg, M.D., and David A. Williams, M.D.

N Engl J Med 2017; 377:1630-1638


Subject 2001: first patient treated in STARBEAM
pre treatment
1 year after Lenti-D
2 years after Lenti-D
Flair
T1 Post
Loes score = 2
Loes score = 3
Loes score = 2

EFFICACY

FDA approval was based on a post hoc enrichment analysis of 24-month improvement in major functional disability (MFD) free survival

SKYSONA treated patients (n = 11) had an estimated 72% likelihood of MFD-free survival at 24 months compared to untreated patients in a natural history study (n = 7) who had only an estimated 43% likelihood of MFD-free survival

A total of 67 patients were treated in clinical trials

SAFETY

Four boys treated in clinical trials developed hematologic malignancy; label includes boxed warning

Other risks include serious infections, prolonged cytopenias, delayed platelet engraftment, risk of neutrophil engraftment failure, and hypersensitivity reactions.

Under accelerated approval, bluebird has agreed to provide confirmatory data to the FDA

Early, active cerebral adrenoleukodystrophy refers to asymptomatic or mildly symptomatic (neurologic function score, NFS ≤ 1) boys who have gadolinium enhancement on brain magnetic resonance imaging (MRI) and Loes scores of 0.5-9. SKYSONA was granted accelerated approval based on 24-month Major Functional Disability (MFD)- free survival observed in clinical studies. Continued approval for this indication may be contingent upon verification and description of clinical benefit in a confirmatory trial(s). MDS: myelodysplastic syndrome

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